Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: Petition Date to November 30, 2009

MONTHLY OPERATING REPORT

Required Documents	Form No.	Document Attached	Explanation Attached	Affidavit/Supp. Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtors bank reconciliations)	MOR-1a			X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheets
As of Petition Date	MOR-3a	X
As of End of Current Reporting Period	MOR-3b	X
Status of Postpetition Taxes	MOR-4	X		X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X		X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Philip M. Browne	12/24/09
Signature of Authorized Individual*	Date

Philip M. Browne	Chief Financial Officer
Printed Name of the Authorized Individual	Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

United States Bankruptcy Court
District of Delaware
In Re: Advanta Corp., et al.
Debtors		Chapter 11
	SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS	Case No. 09-13931 (KJC)
Reporting Period: Petition Date to November 30, 2009

Debtor			Advanta Corp.	Advanta Business Services Holding Corp.	Advanta Services Corp.	Advanta Business Services Corp.	Advanta Shared Services Corp.	Advanta Finance	Advanta Mortgage Holding Co.	Advanta Mortgage Corp. USA

Cash - Filing Date			$99,424,965	$5,817	$1,644	$820,156	$350,453	$4,990	$90	$49,990
Receipts
	Parent Funded Receipts		1,877,810				-
	Class D Interest		-	191,037			-
	Investment Receipts		19,753				-
	Reimbursements		850,000				-
	C/O Sale		219,689				-
	Mgmt Fee		41,046				335,884
	Misc Receipts		37,057			22,500	-
	Payroll Transfer from Non-Debtor	A	829,293				-
Total Receipts			3,874,648	191,037	-	22,500	335,884	-	-	-

Transfers In / (Out)
Total Transfers in / (Out)			285,429	(191,037)	-	-	(94,392)	-	-	-

Disbursements
	Salaries & Wages	A	1,031,362				-
	Tax & Fringe		50,482				40,313
	Other Employee Benefits		19,840				-
	401K Funding		52,299				9,247
	Consultant Fees		103,846				-
	PA Sales Tax		1,984				-
	Parent Funding Fees		99,708				-
	Bank Service Charge		1,309				110
	Telecommunications		38				-
	Travel & Entertainment		23,016				-
	Building - Repair, Maintenance & Supplies		10,149				-
	Equipment Rental		568				-
	Office Supplies		698				-
	Other Miscsellaneous		-				-
	Redi Reserve	B	15,833				-
Total Disbursements			1,411,133	-	-	-	49,671	-	-	-

Net Cash Flow			2,748,945	-	-	22,500	191,821	-	-	-

Cash - End of Month			$102,173,910	$5,817	$1,644	$842,656	$542,274	$4,990	$90	$49,990

Note:	A.
Payroll is funded and distributed out of one account within Advanta Corp. for both the debtor and non-debtor entities. Receipts from non-debtor entites are $829,293 while distributions from non-debtor entities are $846,329.

B.	Represents amount disbursed to Advanta Bank in its capacity as the cash management bank for Advanta Corp. for activities prior to the petition date .

  MOR-1

United States Bankruptcy Court
District of Delaware
In Re: Advanta Corp., et al.
Debtors		Chapter 11
	SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS	Case No. 09-13931 (KJC)
Reporting Period: Petition Date to November 30, 2009

Debtor			Advanta Investment Corp.	Advanta Auto Finance Corp.	Advanta Advertising Inc.	Advanta Credit Card Rec Corp	Advanta Ventures Inc.	Advantatennis Corp.	Idea Blob Inc.	BizEquity Corp.	Great Expectations Franchise Corp.	Great Expectations Int'l Corp.	Total
Cash - Filing Date			$4,990	$77,643	$990	$21,211	$90	$61,447	$94,097	$31,196	$1,489	$4,638	$100,955,895
Receipts
	Parent Funded Receipts			-		-			-				1,877,810
	Class D Interest			-		-			-				191,037
	Investment Receipts			-		-			-				19,753
	Reimbursements			-		-			-				850,000
	C/O Sale			-		-			-				219,689
	Mgmt Fee			-		-			-				376,929
	Misc Receipts			1,910		-			-	155			61,622
	Payroll Transfer from Non-Debtor	A		-		-			-				829,293
Total Receipts			-	1,910	-	-	-	-	-	155	-	-	4,426,134

Transfers In / (Out)
Total Transfers in / (Out)			-	-	-	-	-	-	-	-	-	-	-

Disbursements
	Salaries & Wages	A		-		-			-				1,031,362
	Tax & Fringe			-		-			-				90,796
	Other Employee Benefits			-		-			-				19,840
	401K Funding			-		-			-				61,546
	Consultant Fees			-		-			-				103,846
	PA Sales Tax			-		-			-				1,984
	Parent Funding Fees			-		-			-				99,708
	Bank Service Charge			-		-			-		336		1,755
	Telecommunications			-		-			-				38
	Travel & Entertainment			-		-			-				23,016
	Building - Repair, Maintenance & Supplies			-		-			-				10,149
	Equipment Rental			-		-			-				568
	Office Supplies			-		-			-				698
	Other Miscsellaneous			-		-			520			278	798
	Redi Reserve	B		-		-			-				15,833
Total Disbursementss			-	-	-	-	-	-	520	-	336	278	1,461,937

Net Cash Flow			-	1,910	-	-	-	-	(520)	155	(336)	(278)	2,964,197

Cash - End of Month			$4,990	$79,552	$990	$21,211	$90	$61,447	$93,577	$31,350	$1,153	$4,360	$103,920,091

  MOR-1

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: Petition Date to November 30, 2009

CASH DISBURSEMENTS JOURNALS

Debtor	Case No.	Nov	Dec	Quarterly Disb.	Fees
Advanta Corp.	09-13931 (KJC)
Total Disbursements		$457,923	-	-
Less: Transfers to Debtor in Possession Accounts			-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$457,923		$-

Debtor	Case No.	Nov	Dec	Quarterly Disb.	Fees
Advanta Shared Services Corp.	09-13934 (KJC)
Total Disbursements		$152,496	-	-
Less: Transfers to Debtor in Possession Accounts		-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$152,496		$-

Debtor	Case No.	Nov	Dec	Quarterly Disb.	Fees
Ideablob Corp.	09-14129 (KJC)
Total Disbursements		$4,575	-	-
Less: Transfers to Debtor in Possession Accounts		-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$4,575		$-

Debtor	Case No.	Nov	Dec	Quarterly Disb.	Fees
Great Expectations Management Corp.	09-13940 (KJC)
Total Disbursements		$336	-	-
Less: Transfers to Debtor in Possession Accounts		-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$336		$-

Debtor	Case No.	Nov	Dec	Quarterly Disb.	Fees
Great Expectations International Inc.	09-13945 (KJC)
Total Disbursements		$278	-	-
Less: Transfers to Debtor in Possession Accounts		-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$278		$-

Debtor	Case No.	Nov	Dec	Quarterly Disb.	Fees
Total
Total Disbursements*		$615,608	-	-
Less: Transfers to Debtor in Possession Accounts		-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$615,608		$-

The following debtors have zero disbursements during the period:	TOTAL FEES

Debtor Name	Debtor Case No.
Advanta Services Corp.	09-13932 (KJC)
Advanta Business Services Corp.	09-13933 (KJC)
Advanta Business Services Holding Corp.	09-13935 (KJC)
Advanta Mortgage Corp. USA	09-13937 (KJC)
Advanta Mortgage Holding Company	09-13938 (KJC)
Advanta Auto Finance Corporation	09-13939 (KJC)
Advantatennis Corp.	09-13941 (KJC)
Advanta Investment Corp.	09-13942 (KJC)
Advanta Advertising Inc.	09-13943 (KJC)
Advanta Finance Corp.	09-13944 (KJC)
Great Expectations International Inc.	09-13945 (KJC)
Advanta Ventures Inc.	09-14125 (KJC)
Advanta Credit Card Receivables Corp.	09-14127 (KJC)
BizEquity Corp.	09-14130 (KJC)

* Disbursements differ from the schedule of cash receipts and disbursements due to payroll disbursements for non-debtor entities of $846,329 as mentioned in note A on MOR-1

  MOR-1

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In Re:	Chapter 11
Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: Petition Date to November 30, 2009

Debtors Statement with Respect to Bank Account Reconciliations, Bank Statements and Bank Accounts
For the Period from Petition Date to November 30, 2009

Bank Account Reconciliations
The Debtors affirm that bank reconciliations were prepared for all open and active Debtor bank accounts as of November 30, 2009.

Bank Statements and Bank Accounts
The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.  The Debtors affirm that the following bank accounts were opened during the current reporting period:

Debtor	Bank/Institution	Balance at 11/30/09	Date Opened
Advanta Corp.	Republic First Bank (account #XXX5890)	$28,990.00	11/23/09

Attached is a list of Debtors’ bank accounts and balances as of November 30, 2009.

MOR-1a

United States Bankruptcy Court
District of Delaware

In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: Petition Date to November 30, 2009

List of Bank Accounts for Debtor Entities
		11/30/09
Advanta Corp. Accounts	Bank	Bank Balance
Master Concentration (#XXX2271)	Republic First Bank	$22,719,429.08
Accounts Payable (#XXX2328)	Republic First Bank	74,826.28
Investment Notes Online Draft (#XXX1593)	Republic First Bank	0.01
Investment Notes Batch Checks (#XXX1607)	Republic First Bank	2,658.40
Official Check Funding (#XXX1216)	Republic First Bank	308,870.93
Care Assistance (#XXX2336)	Republic First Bank	162,357.43
ACH Taxes (#XXX2344)	Republic First Bank	0.01
Utilities Escrow Account (#XXX5890)	Republic First Bank	28,990.00
Dormant concentration (#XXXXXX7104)	Advanta Bank	114,148.36
Wachovia Payroll Account (#XXXXXXXXX7257)	Wachovia	16,868.86
Wachovia Foreign Exchange Wires (#XXXXXXXXX2709)	Wachovia	20,779.81
Total Advanta Corp.		23,448,929.17

Entity Level Accounts
Advanta Shared Services Corp. (#XXX3235)	Republic First Bank	519,168.06
Advanta Shared Services Corp. (#XXXXXX2217)	Advanta Bank	23,106.03
Advanta Credit Card Receivables Corp. (#XXX3332)	Republic First Bank	16,618.25
Advanta Credit Card Receivables Corp. (#XXXXXX7780)	Bank of America	4,592.75
Advanta Advertising (#XXX3006)	Republic First Bank	990.00
Advanta Auto Finance (#XXX3014)	Republic First Bank	79,525.74
Advanta Auto Finance (#XXXXXX6204)	Advanta Bank	26.67
Advanta Business Services Corp. (#XXX3030)	Republic First Bank	842,655.56
Advanta Business Services Holding Corp. (#XXX3049)	Republic First Bank	5,817.40
Advanta Finance Corp. (#XXX3065)	Republic First Bank	4,990.00
Advanta Investment Corp. (#XXX3189)	Republic First Bank	4,990.00
Advanta Mortgage Corp. USA (#XXX3200)	Republic First Bank	49,990.00
Advanta Mortgage Holding Corp. (#XXX3219)	Republic First Bank	90.00
Advanta Service Corp. (#XXX3227)	Republic First Bank	1,643.73
Advanta Ventures Inc. (#XXX3391)	Republic First Bank	90.00
Advantennis Corp. (#XXX3243)	Republic First Bank	61,446.51
BizEquity Corp. (#XXX3286)	Republic First Bank	31,350.40
Ideablob Corp. (#XXXXXXXXX5233)	Wachovia	6,427.20
Ideablob Corp. (#XXX3251)	Republic First Bank	87,150.14
Great Expectations Franchise Corp. (#XXXXXXX3439)	PNC	1,153.24
Great Expectations Int'l Inc. (#XXXXXX3471)	PNC	4,359.60

Total Entity Level		1,746,181.28

Ending Bank Cash Balance		$25,195,110.45

Investment Accounts (all Advanta Corp.)
CRA Advisors (#XXXXXXX5289)		$1,101,419.88
Blackrock Temp Fund 24 (#X1394)		16,790,096.35
Dreyfus Fund 288 (#XXXXXX4719)		18,452,446.27
Federated Prime Obligation Fund #10 (#XXX1775)		42,381,018.48

Total Investment Accounts		$78,724,980.98

Ending Cash & Investments		$103,920,091.43

MOR-1a

United States Bankruptcy Court
District of Delaware

In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: Petition Date to November 30, 2009

Schedule of Professional Fees and Expenses Paid

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
No payments during reporting period

  MOR-1b

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: Petition Date to November 30, 2009

INCOME STATEMENTS
FOR THE PERIOD FROM PETITION DATE THROUGH NOVEMBER 30, 2009
(Unaudited)

(In thousands)	Advanta Corp.	Advanta Business Services Holding Corp.	Advanta Business Services Corp.	Advanta Shared Services Corp.	Advanta Services Corp.	Advanta Advertising Inc.	Advantennis Corp.	Advanta Investment Corp.	Advanta Mortgage Holding Co.

Interest income	$79	$12	$0	$0	$0	$0	$0	$0	$0

Interest expense	0	0	0	0	0	0	0	0	0

Net interest income	79	12	0	0	0	0	0	0	0

Provision for credit losses	0	0	0	0	0	0	0	0	0

Net interest income after provision for credit losses	79	12	0	0	0	0	0	0	0

Noninterest revenues (losses):
Securitization income (loss)	0	(116)	0	0	0	0	0	0	0
Other revenues, net:
Insurance revenues, net	0	0	0	0	0	0	0	0	0
Investment gains (losses)	0	0	0	0	0	0	0	0	0
Equity in earnings (loss) of subs	(20,907)	22	0	0	0	(162)	0	(0)	0
Intercompany management fees	39	0	0	1,301	0	0	0	0	0
Other noninterest revenue	1	0	23	0	0	0	0	0	0
Total other revenues, net	(20,867)	22	23	1,301	0	(162)	0	(0)	0

Total noninterest revenues (losses)	(20,867)	(93)	23	1,301	0	(162)	0	(0)	0

Operating expenses:
Personnel expense	673	0	0	246	0	0	0	0	0
External processing	0	0	0	4	0	0	0	0	0
Advertising expense	1	0	0	0	0	0	162	0	0
Postage expense	0	0	0	1	0	0	0	0	0
Professional fees	0	0	0	142	0	0	0	0	0
Consultant fees	104	0	0	3	0	0	0	0	0
Equipment expense	0	0	0	62	0	0	0	0	0
Telephone expense	0	0	0	1	0	0	0	0	0
Occupancy expense	0	0	0	75	0	0	0	0	0
Intercompany servicing fees	977	0	0	0	0	0	0	0	0
Other expenses	154	0	0	691	0	0	0	0	0
Total operating expenses	1,909	0	0	1,223	0	0	162	0	0

Reorg. exp. - Professional fees	525	0	0	0	0	0	0	0	0
Reorg. exp. - Severance	181	0	0	78	0	0	0	0	0
Reorg. exp. - Trustee quarterly fees	4	0	0	0	0	0	0	0	0
Reorganization items	710	0	0	78	0	0	0	0	0

Pretax income (loss)	(23,407)	(81)	22	(0)	0	(162)	(162)	(0)	0

Income tax expense (benefit)	0	0	0	0	0	0	0	0	0

Net income (loss)	$(23,407)	$(81)	$22	$(0)	$0	$(162)	$(162)	$(0)	$0

Note:  The Income Statements were prepared on an accrual basis and include the financial results for the Debtor entities.  The statements do not eliminate intercompany revenues, costs or management fees. These Income Statements do not include the financial results of non-debtor entities controlled by the Debtors and therefore do not represent the consolidated financial results of Advanta Corp.

MOR-2

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: Petition Date to November 30, 2009

INCOME STATEMENTS
FOR THE PERIOD FROM PETITION DATE THROUGH NOVEMBER 30, 2009
(Unaudited)

(In thousands)	Advanta Auto Finance Corp.	Advanta Mortgage Corp. USA	Advanta Finance	Advanta Credit Credit Card Rec. Corp.	Advanta Ventures Inc.	Bizequity Corp.	Idea Blob Inc.	Great Expectations Int'l Corp.	Great Expectations Franchise Corp.	Great Expectations Mgmt. Corp.

Interest income	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Interest expense	0	0	0	53	0	0	0	0	0	0

Net interest income	0	0	0	(53)	0	0	0	0	0	0

Provision for credit losses	0	0	0	1,787	0	0	0	0	0	0

Net interest income after provision for credit losses	0	0	0	(1,840)	0	0	0	0	0	0

Noninterest revenues (losses):
Securitization income (loss)	0	0	0	0	0	0	0	0	0	0
Other revenues, net:
Insurance revenues, net	0	0	0	5	0	0	0	0	0	0
Investment gains (losses)	0	0	0	0	0	0	0	0	0	0
Equity in earnings (loss) of subs	0	0	0	0	(58)	0	0	(0)	0	0
Intercompany management fees	0	0	0	0	0	0	0	0	0	0
Other noninterest revenue	0	0	0	(1)	0	0	0	0	0	0
Total other revenues, net	0	0	0	4	(58)	0	0	(0)	0	0

Total noninterest revenues (losses)	0	0	0	4	(58)	0	0	(0)	0	0

Operating expenses:
Personnel expense	0	0	0	0	0	5	13	0	0	0
External processing	0	0	0	0	0	0	0	0	0	0
Advertising expense	0	0	0	0	0	5	0	0	0	0
Postage expense	0	0	0	0	0	0	0	0	0	0
Professional fees	0	0	0	0	0	0	0	0	0	0
Consultant fees	0	0	0	0	0	8	0	0	0	0
Equipment expense	0	0	0	0	0	14	0	0	0	0
Telephone expense	0	0	0	0	0	0	0	0	0	0
Occupancy expense	0	0	0	0	0	0	0	0	0	0
Intercompany servicing fees	0	0	0	59	0	0	0	0	0	0
Other expenses	0	0	0	0	0	4	8	0	0	0
Total operating expenses	0	0	0	59	0	37	22	0	0	0

Reorg. exp. - Professional fees	0	0	0	0	0	0	0	0	0	0
Reorg. exp. - Severance	0	0	0	0	0	0	0	0	0	0
Reorg. exp. - Trustee quarterly fees	0	0	0	0	0	0	0	0	0	0
Reorganization items	0	0	0	0	0	0	0	0	0	0

Pretax income (loss)	0	0	0	(1,895)	(58)	(37)	(22)	(1)	(0)	0

Income tax expense (benefit)	0	0	0	0	0	0	0	0	0	0

Net income (loss)	$0	$0	$0	$(1,895)	$(58)	$(37)	$(22)	$(1)	$(0)	$0

Note:  The Income Statements were prepared on an accrual basis and include the financial results for the Debtor entities.  The statements do not eliminate intercompany revenues, costs or management fees. These Income Statements do not include the financial results of non-debtor entities controlled by the Debtors and therefore do not represent the consolidated financial results of Advanta Corp.

MOR-2

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: Petition Date to November 30, 2009

BALANCE SHEETS
AS OF PETITION DATE
(Unaudited)

(In thousands)	Advanta Corp.	Advanta Business Services Holding Corp.	Advanta Business Services Corp.	Advanta Shared Services Corp.	Advanta Services Corp.	Advanta Advertising Inc.	Advantennis Corp.	Advanta Investment Corp.	Advanta Mortgage Holding Co.
ASSETS
Cash:
Intercompany cash	$1,661	$0	$0	$23	$0	$0	$0	$0	$0
External cash	19,025	6	820	343	2	1	61	5	0
Total cash	20,686	6	820	366	2	1	61	5	0
Intercompany restricted interest-bearing deposits	1,258	0	0	0	0	0	0	0	0
Investments available for sale	78,254	0	0	0	0	0	0	0	0
Receivables, net	1,580	0	0	0	0	0	0	0	0
Accounts receivable from securitizations	0	5,350	0	0	0	0	0	0	0
Premises and equipment:
Premises and equipment, gross	516	0	0	17,763	653	0	0	0	0
Accumulated depreciation	(350)	0	0	(11,385)	(638)	0	0	0	0
Premises and equipment, net	167	0	0	6,378	16	0	0	0	0
Other assets:
Investment in subsidiaries	(16,176)	5,582	0	0	0	(13,879)	0	52	19,873
Intercompany assets	2,445	0	0	0	0	0	0	0	0
Intercompany receivables	197,621	0	15,774	1,293	190	0	0	711	0
Tax assets	0	26,616	5,418	1,158	5,071	0	4,276	850	0
Other assets	49,674	0	0	8,167	0	0	2,383	0	0
Total other assets	233,564	32,198	21,193	10,617	5,261	(13,879)	6,659	1,613	19,873
Total assets	$335,508	$37,554	$22,013	$17,362	$5,279	$(13,878)	$6,721	$1,618	$19,873

LIABILITIES SUBJECT TO COMPROMISE
Debt	$133,277	$0	$0	$0	$0	$0	$0	$0	$0
Intercompany line of credit payable	0	0	0	1,486	0	0	3,210	0	0
Subordinated debt payable to preferred securities trust	92,290	0	0	0	0	0	0	0	0
Other liabilities:
Intercompany accrued interest payable	0	0	0	1	0	0	2	0	0
Intercompany advance payables	34	34,906	6	12,225	27,438	2,006	17,388	19,566	7,025
Current income taxes payable	59,439	12,942	16,372	961	747	0	0	21,348	2,263
Unrecognized tax benefits	14,886	0	0	0	0	0	0	0	0
Other liabilities	34,644	0	53	2,199	2	0	0	0	0
Total other liabilities	109,004	47,848	16,431	15,386	28,187	2,006	17,390	40,913	9,288
Total liabilities subject to compromisese	334,570	47,848	16,431	16,872	28,187	2,006	20,600	40,913	9,288

Stockholders' equity	938	(10,294)	5,582	490	(22,908)	(15,884)	(13,879)	(39,295)	10,585

Total liabilities and equity	$335,508	$37,554	$22,013	$17,362	$5,279	$(13,878)	$6,721	$1,618	$19,873

Note:  The Balance Sheets were prepared on an accrual basis and include the financial results for the Debtor entities.  The statements do not eliminate intercompany assets, intercompany liabilities or investments in subsidiaries. These Balance Sheets do not include the financial results of non-debtor entities controlled by the Debtors and therefore do not represent the consolidated financial results of Advanta Corp.  The Balance Sheets of the Debtors do not reflect an estimate of uncollectible amounts of intercompany receivables.  The full amounts of intercompany receivables may not be collectible.

  MOR-3a

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: Petition Date to November 30, 2009

BALANCE SHEETS
AS OF PETITION DATE
(Unaudited)

(In thousands)	Advanta Auto Finance Corp.	Advanta Mortgage Corp. USA	Advanta Finance	Advanta Credit Card Rec. Corp.	Advanta Ventures Inc.	BizEquity Corp.	Idea Blob Inc.	Great Expectations Int'l Corp.	Great Expectations Franchise Corp.	Great Expectations Mgmt. Corp.
ASSETS
Cash:
Intercompany cash	$2	$0	$0	$0	$0	$0	$0	$1	$5	$0
External cash	78	50	5	21	0	(10)	57	0	0	0
Total cash	79	50	5	21	0	(10)	57	1	5	0
Intercompany restricted interest-bearing deposits	0	0	0	0	0	0	0	0	0	0
Investments available for sale	0	0	0	0	0	0	0	0	0	0
Receivables, net	0	0	0	40,286	0	0	0	0	0	0
Accounts receivable from securitizations	0	0	0	0	0	0	0	0	0	0
Premises and equipment:
Premises and equipment, gross	0	0	0	0	0	119	0	0	0	0
Accumulated depreciation	0	0	0	0	0	(47)	0	0	0	0
Premises and equipment, net	0	0	0	0	0	72	0	0	0	0
Other assets:
Investment in subsidiaries	0	48,069	0	0	(18,420)	0	0	5	0	0
Intercompany assets	0	0	0	0	0	0	0	0	0	0
Intercompany receivables	6	0	44,468	0	0	0	0	0	0	0
Tax assets	430	22,311	6,634	5,544	0	0	0	0	0	0
Other assets	0	0	0	458	0	10	0	0	0	0
Total other assets	436	70,380	51,102	6,002	(18,420)	10	0	5	0	0
Total assets	$515	$70,430	$51,107	$46,309	$(18,420)	$72	$57	$6	$5	$0

LIABILITIES SUBJECT TO COMPROMISE
Debt	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Intercompany line of credit payable	0	0	0	40,402	0	137	15,072	0	0	0
Subordinated debt payable to preferred securities trust	0	0	0	0	0	0	0	0	0	0
Other liabilities:
Intercompany accrued interest payable	0	0	0	4	0	0	27	0	0	0
Intercompany advance payables	3	46,357	965	9,068	0	2,052	1,060	0	0	0
Current income taxes payable	1,336	2,027	1,775	0	0	0	0	0	0	0
Unrecognized tax benefits	0	0	0	0	0	0	0	0	0	0
Other liabilities	0	1,350	299	0	0	89	113	0	0	0
Total other liabilities	1,339	49,733	3,038	9,071	0	2,141	1,199	0	0	0
Total liabilities subject to compromise	1,339	49,733	3,038	49,474	0	2,278	16,271	0	0	0

Stockholders' equity	(824)	20,697	48,069	(3,165)	(18,420)	(2,206)	(16,214)	6	5	0

Total liabilities and equity	$515	$70,430	$51,107	$46,309	$(18,420)	$72	$57	$6	$5	$0

Note:  The Balance Sheets were prepared on an accrual basis and include the financial results for the Debtor entities.  The statements do not eliminate intercompany assets, intercompany liabilities or investments in subsidiaries. These Balance Sheets do not include the financial results of non-debtor entities controlled by the Debtors and therefore do not represent the consolidated financial results of Advanta Corp.  The Balance Sheets of the Debtors do not reflect an estimate of uncollectible amounts of intercompany receivables.  The full amounts of intercompany receivables may not be collectible.

MOR-3a

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: Petition Date to November 30, 2009

BALANCE SHEETS
AS OF NOVEMBER 30, 2009
(Unaudited)

(In thousands)	Advanta Corp.	Advanta Business Services Holding Corp.	Advanta Business Services Corp.	Advanta Shared Services Corp.	Advanta Services Corp.	Advanta Advertising Inc.	Advantennis Corp.	Advanta Investment Corp.	Advanta Mortgage Holding Co.
ASSETS
Cash:
Intercompany cash	$3,106	$0	$0	$23	$0	$0	$0	$0	$0
External cash	19,380	197	843	1,270	2	1	61	5	0
Total cash	22,487	197	843	1,294	2	1	61	5	0
Intercompany restricted interest-bearing deposits	1,258	0	0	0	0	0	0	0	0
Investments available for sale	78,865	0	0	0	0	0	0	0	0
Receivables, net	1,584	0	0	0	0	0	0	0	0
Accounts receivable from securitizations	0	5,056	0	0	0	0	0	0	0
Premises and equipment:
Premises and equipment, gross	516	0	0	17,763	653	0	0	0	0
Accumulated depreciation	(350)	0	0	(11,385)	(638)	0	0	0	0
Premises and equipment, net	167	0	0	6,378	16	0	0	0	0
Other assets:
Investment in subsidiaries	(36,711)	5,605	0	0	0	(14,041)	0	52	19,873
Intercompany assets	2,297	0	0	0	0	0	0	0	0
Intercompany receivables	195,081	0	15,774	1,393	190	0	0	711	0
Tax assets	0	26,616	5,418	1,158	5,071	0	4,276	850	0
Other assets	48,720	0	0	7,497	0	0	2,221	0	0
Total other assets	209,386	32,220	21,193	10,047	5,261	(14,041)	6,497	1,613	19,873
Total assets	$313,746	$37,473	$22,035	$17,719	$5,279	$(14,040)	$6,559	$1,618	$19,873

LIABILITIES NOT SUBJECT TO COMPROMISE
Current income taxes payable	$0	$0	$0	$0	$0	$0	$0	$0	$0
Other liabilities	1,273	0	0	357	0	0	0	0	0
Total liabilities not subject to compromise	1,273	0	0	357	0	0	0	0	0

LIABILITIES SUBJECT TO COMPROMISE
Debt	133,277	0	0	0	0	0	0	0	0
Intercompany line of credit payable	0	0	0	1,486	0	0	3,210	0	0
Subordinated debt payable to preferred securities trust	92,290	0	0	0	0	0	0	0	0
Other liabilities:
Intercompany accrued interest payable	0	0	0	1	0	0	2	0	0
Intercompany advance payables	34	34,906	6	12,225	27,438	2,006	17,388	19,566	7,025
Current income taxes payable	59,439	12,942	16,372	961	747	0	0	21,348	2,263
Unrecognized tax benefits	14,886	0	0	0	0	0	0	0	0
Other liabilities	34,644	0	53	2,199	2	0	0	0	0
Total other liabilities	109,004	47,848	16,431	15,386	28,187	2,006	17,390	40,913	9,288
Total liabilities subject to compromise	334,570	47,848	16,431	16,872	28,187	2,006	20,600	40,913	9,288

Total liabilities	335,843	47,848	16,431	17,229	28,187	2,006	20,600	40,913	9,288

Stockholders' equity	(22,097)	(10,375)	5,605	489	(22,908)	(16,046)	(14,041)	(39,295)	10,585

Total liabilities and equity	$313,746	$37,473	$22,035	$17,719	$5,279	$(14,040)	$6,559	$1,618	$19,873

Note:  The Balance Sheets were prepared on an accrual basis and include the financial results for the Debtor entities.  The statements do not eliminate intercompany assets, intercompany liabilities or investments in subsidiaries. These Balance Sheets do not include the financial results of non-debtor entities controlled by the Debtors and therefore do not represent the consolidated financial results of Advanta Corp.  The Balance Sheets of the Debtors do not reflect an estimate of uncollectible amounts of intercompany receivables.  The full amounts of intercompany receivables may not be collectible.

MOR-3b

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: Petition Date to November 30, 2009

BALANCE SHEETS
AS OF NOVEMBER 30, 2009
(Unaudited)

(In thousands)	Advanta Auto Finance Corp.	Advanta Mortgage Corp. USA	Advanta Finance	Advanta Credit Card Rec. Corp.	Advanta Ventures Inc.	BizEquity Corp.	Idea Blob Inc.	Great Expectations Int'l Corp.	Great Expectations Franchise Corp.	Great Expectations Mgmt. Corp.

ASSETS
Cash:
Intercompany cash	$2	$0	$0	$0	$0	$0	$0	$1	$4	$0
External cash	78	50	5	21	0	(10)	57	0	0	0
Total cash	80	50	5	21	0	(10)	57	1	4	0
Intercompany restricted interest-bearing deposits	0	0	0	0	0	0	0	0	0	0
Investments available for sale	0	0	0	0	0	0	0	0	0	0
Receivables, net	0	0	0	37,635	0	0	0	0	0	0
Accounts receivable from securitizations	0	0	0	0	0	0	0	0	0	0
Premises and equipment:
Premises and equipment, gross	0	0	0	0	0	119	0	0	0	0
Accumulated depreciation	0	0	0	0	0	(47)	0	0	0	0
Premises and equipment, net	0	0	0	0	0	72	0	0	0	0
Other assets:
Investment in subsidiaries	0	48,069	0	0	(18,478)	0	0	4	0	0
Intercompany assets	0	0	0	0	0	0	0	0	0	0
Intercompany receivables	6	0	44,468	758	0	0	(5)	0	0	0
Tax assets	430	22,311	6,634	5,544	0	0	0	0	0	0
Other assets	0	0	0	456	0	10	0	0	0	0
Total other assets	436	70,380	51,102	6,758	(18,478)	10	(5)	4	0	0
Total assets	$515	$70,430	$51,107	$44,414	$(18,478)	$72	$53	$6	$4	$0

LIABILITIES NOT SUBJECT TO COMPROMISE
Current income taxes payable	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Other liabilities	0	0	0	0	0	36	17	0	0	0
Total liabilities not subject to compromise	0	0	0	0	0	37	17	0	0	0

LIABILITIES SUBJECT TO COMPROMISE
Debt	0	0	0	0	0	0	0	0	0	0
Intercompany line of credit payable	0	0	0	40,402	0	137	15,072	0	0	0
Subordinated debt payable to preferred securities trust	0	0	0	0	0	0	0	0	0	0
Other liabilities:
Intercompany accrued interest payable	0	0	0	4	0	0	27	0	0	0
Intercompany advance payables	3	46,357	965	9,068	0	2,052	1,060	0	0	0
Current income taxes payable	1,336	2,027	1,775	0	0	0	0	0	0	0
Unrecognized tax benefits	0	0	0	0	0	0	0	0	0	0
Other liabilities	0	1,350	299	0	0	89	113	0	0	0
Total other liabilities	1,339	49,733	3,038	9,071	0	2,141	1,199	0	0	0
Total liabilities subject to compromise	1,339	49,733	3,038	49,474	0	2,278	16,271	0	0	0

Total liabilities	1,339	49,733	3,038	49,474	0	2,314	16,289	0	0	0

Stockholders' equity	(824)	20,697	48,069	(5,059)	(18,479)	(2,243)	(16,236)	6	4	0

Total liabilities and equity	$515	$70,430	$51,107	$44,414	$(18,478)	$72	$53	$6	$4	$0

Note:  The Balance Sheets were prepared on an accrual basis and include the financial results for the Debtor entities.  The statements do not eliminate intercompany assets, intercompany liabilities or investments in subsidiaries. These Balance Sheets do not include the financial results of non-debtor entities controlled by the Debtors and therefore do not represent the consolidated financial results of Advanta Corp.  The Balance Sheets of the Debtors do not reflect an estimate of uncollectible amounts of intercompany receivables.  The full amounts of intercompany receivables may not be collectible.

MOR-3b

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In Re:	Chapter 11
Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: Petition Date to November 30, 2009

Declaration Regarding the Status of Post Petition Taxes of the Debtors
November 30, 2009

Philip M. Browne hereby declares and states:

I am Chief Financial Officer of Advanta Corp., a corporation organized under the laws of the state of Delaware, which along with certain of its affiliated debtors (collectively, the “Debtors”) are Debtors and Debtors in Possession in the above-captioned chapter 11 cases.  In this capacity, I am familiar with Advanta Corp.’s day-to-day operations, businesses, financial affairs and books and records.

Except as otherwise indicated, all facts set forth in this declaration are based upon my personal knowledge of Advanta Corp.’s operations and finances, information learned from my review of relevant documents and information I have received from other members of management or the Debtors’ advisors.  I am authorized to submit this declaration on behalf of the Debtors and, if I were called upon to testify, I could and would testify competently to the facts set forth herein.  I submit this declaration under penalty of perjury pursuant to 28 U.S.C. § 1746.

To the best of my knowledge, the Debtors have filed all necessary federal, state and local tax returns and made all required post-petition tax payments in connection therewith on a timely basis, or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights.

MOR-4

United States Bankruptcy Court
District of Delaware

In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: Petition Date to November 30, 2009

Summary of Unpaid Post Petition Accounts Payable

	Current	1 - 30	31 - 60	61 - 90	Over 90	Total
Combined Debtors	$219.08					$219.08

The post petition accounts payable report represents open and outstanding trade vendor invoices that have been entered into the accounts payable system.  This summary does not include accruals for invoices not yet received or approved and therefore will differ from the balance sheet on MOR-3b.

MOR-4

United States Bankruptcy Court
District of Delaware

In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: Petition Date to November 30, 2009

Accounts Receivable Reconciliation and Aging

Accounts Receivable Reconciliation
Total Accounts Receivable at beginning of the reporting period	$51,212,640.54
+ Amounts billed during the period	636,854.73
- Amounts collected during the period	(2,685,017.52)
- Other adjustments to Accounts Receivable, including credit memos, discounts	(1,804,476.66)
Total Accounts Receivable at ending of the reporting period	$47,360,001.09

Accounts Receivable Aging
0-30 days old	$41,096,032.33
31-60 days old	2,621,399.33
61-90 days old	1,979,308.01
91 + days old	1,663,261.42
Total Accounts Receivable	47,360,001.09
Amounts considered uncollectible (Bad Debt)	(8,140,838.03)
Accounts Receivable (Net)	$39,219,163.06

Note:  Accounts Receivable above does not include intercompany receivables from non-debtor entities.

MOR-5

United States Bankruptcy Court
District of Delaware

In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: Petition Date to November 30, 2009

Debtor Questionnaire
For the Period from Petition Date to November 30, 2009

1	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, attach explanation.	No
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, attach explanation. (A)	Yes
3	Have all postpetition tax returns been timely filed? If no, attach explanation.	Yes
4	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, attach explanation.	Yes
5
Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened, provide the required documentation pursuant to Delaware Local Rule 4001-3.  (B)
Yes

(A)	During the month of November, Advanta Corp. reimbursed Advanta Bank Corp. for payments made on behalf of Advanta Corp. The amount involved was approximately $13,000.

(B)	Advanta Corp. opened a new bank account, account #1175890, at Republic First Bank on 11/23/09. See attached account agreement.

MOR-5